Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Enumeral Biomedical Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Wael Fayad, Chairman, President and Chief Executive Officer of the Company, hereby certifies, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2017	/s/ Wael Fayad
Wael Fayad
Chairman, President and Chief Executive Officer
(Principal Executive Officer)